Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Mission Community Bancorp (“the Company”) for the period ended September 30, 2013, I, James W. Lokey, Chairman and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-Q for the period ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-Q for the period ended September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2013

	By:	/s/ James W. Lokey
James W. Lokey
Chairman and Chief Executive Officer